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                                                                    EXHIBIT 10.1

                                COMMERCIAL LEASE

This lease is made between Dwight M. Moody of the Charles Moody Trust, herein called the Lessor, and Pop N' Go herein called the Lessee. Lessee hereby offers to lease from Lessor the premises situated in the City of Whittier, County of Los Angeles, State of California, described as 12429 PUTNAM STREET AND STORAGE SPACE, upon the following TERMS and CONDITIONS:

1. TERMS AND RENT. Lessor demises the above premises for a term of 1 year Commencing January 1, 1999, and terminating on January 1, 2000, with monthly installments of One Thousand, Fifty Dollars ($1,050.00), payable in advance on the first day of each month for that month's rental, during the term of this lease. You have a 15-day grace period on the rental installments. All payments are due on the first of the month for that month's rental. If a payment is received after the 16th day of the month a 10% late fee will apply. All rental payments shall be made to Lessor, at 12427 Putnam Street, Whittier, California 90602.

2. CARE AND MAINTENANCE OF PREMISES. Lessee acknowledges that the premises are in good order and repair. Lessee shall, at his own expense and at all times, maintain premises in good and safe condition, including plate glass, electrical wiring, plumbing and heating installations and any other system or equipment upon the premises and shall surrender the same, at termination hereof, in as good condition as received, normal wear and tear excepted. Lessee shall be responsible for all repairs required excepting roofing, exterior walls, and structural foundations, which shall be maintained by the Lessor. Lessee shall also maintain in good condition such portions adjacent to the premises, such as sidewalks and driveways which would otherwise be required to be maintained by Lessor.

3. ALTERATIONS. Lessee shall not, without first obtaining the written consent of the Lessor, make alterations, additions, or improvements, in, to or about the premises.

4. ORDINANCES AND STATUTES. Lessee shall comply with all statutes, ordinance, and requirements of all municipal, state, and federal authorities now in force, or which may hereafter be in force, or which may hereafter be in force, pertaining to the premises, occasioned by or affecting the use thereof Lessee.

5. ASSIGNMENT AND SUBLETTING. Lessee shall not assign this lease or sublet any portion of the premises. Any such assignment or subletting without consent shall be void and at the option of the Lessor, may terminate this lease.

6. UTILITIES: Utility services shall be made in the name of the Lessee only, and the Lessee shall be solely liable for utility charges as they become due.
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7.   INDEMNIFICATION OF LESSOR. Lessor shall not be liable for any damage or injury to Lessee, or any other person or to any property, occurring on the demised premises or any part thereof, and Lessee agrees to hold Lessor harmless from any claims for damages, no matter how caused.

                                        INITIAL  MW
                                               -------

10. INSURANCE. Lessee, at his/her expense, shall maintain plate glass, public liability insurance and workers' compensation insurance including bodily injury and property damage insuring Lessee and Lessor with minimum coverage as follows:
Lessee shall provide Lessor with a Certificate of Insurance showing the Lessor as additionally insured. The Certificate shall provide 10 day written notice to the Lessor in the event of cancellation or material change of coverage.

11. LESSOR'S REMEDIES ON DEFAULT. If Lessee defaults in the payment of rent, late fees, or any addition rent, or defaults on the performance of any of the other covenants or conditions hereof, Lessor may give Lessee notice of such default and if Lessee does not cure default within 30 days, after giving of such notice (or if such other default is of such nature that it cannot be completely cured within such period, Lessee does not commence such curing within 30 days and thereafter proceed with reasonable diligence and in good faith to cure such default) then Lessor may terminate this lease on not less than 30 days notice to Lessee. On the date specified in such notice the term of this lease shall terminate, and Lessee shall remain liable for payments remaining on term of lease or until premises is leased by a new tenant which ever occurs first.

12. ATTORNEY'S FEES. In case suit should be brought for recovery of the premises, or for any sum due hereunder, or because of any act which may arise out of the possession of the premises, by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including reasonable attorney's fees.

13. OPTION TO RENEW. This lease may be renewed yearly provided the terms of that the Lessee has not defaulted on the lease during the leasing period. THE FOREGOING CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND MAY BE MODIFIED ONLY BY A WRITING SIGNED BY BOTH PARTIES.

Signed on  2-25-99
          ---------

By: [Signature Illegible]  LESSOR
   -----------------------

                                        POP N GO, INC.


                                        By: [Signature Illegible]  LESSEE
                                           -----------------------

                                COMMERCIAL LEASE

This lease is made between Dwight M. Moody of the Charles Moody Trust, herein called the Lessor, and Pop N' Go herein called the Lessee. Lessee hereby offers to lease from Lessor the premises situated in the City of Whittier, County of Los Angeles, State of California, described as 12427 PUTNAM STREET; PORTION OF DOWNSTAIRS SHOP, upon the following TERMS and CONDITIONS:

1. TERM AND RENT. Lessor demises a portion of the above premises for a term of 1 year Commencing January 1, 1999, and terminating on January 1, 2000, (the monthly rental of Four Hundred Fifty Dollars ($450.00) and Two Hundred Fifty Dollars ($250.00) for utilities and trash) AT THE TOTAL MONTHLY PAYMENT OF SEVEN HUNDRED DOLLARS ($700.00), payable in advance on the first day of each month for that month's rental, during the term of this lease. You have a 15-day grace period on the installments. All payments are due on the first of the month for that month's rental. If a payment is received after the 16th day of the month a 10% late fee will apply. All payments shall be made to Lessor, at 12427 Putnam Street, Whittier, California 90602.

2. CARE AND MAINTENANCE OF PREMISES. Lessee acknowledges that the premises are in good order and repair, unless otherwise indicated herein. Lessee shall, at his own expenses and at all times, maintain premises in good and safe condition, including plate glass, electrical wiring, plumbing and heating installations and any other system or equipment upon the premises and shall surrender the same, at termination hereof, in as good condition as received, normal wear and tear excepted. Lessee shall be responsible for all repairs required excepting roofing, exterior walls, and structural foundations, which shall be maintained by the Lessor. Lessee shall also maintain in good condition such portions adjacent to the premises, such as sidewalks and driveways, which would otherwise be required to be maintained by Lessor.

3. ALTERATIONS. Lessee shall not, without first obtaining the written consent of the Lessor, make alterations, additions, or improvements, in, to or about the premises.

4. ORDINANCES AND STATUTES. Lessee shall comply with all statutes, ordinance, and requirements of all municipal, state, and federal authorities now in force, or which may hereafter be in force, or which may hereafter be in force, pertaining to the premises, occasioned by or affecting the use thereof Lessee.

5. ASSIGNMENT AND SUBLETTING. Lessee shall not assign this lease or sublet any portion of the premises.

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6.    UTILITIES. Lessee is liable for a portion of the electrical bill and the fees for the extra trash can ordered for the Lessee by the Lessor. The total of the monthly charges is $250.00.

7. INDEMNIFICATION OF LESSOR. Lessor shall not be liable for any damage or injury to Lessee, or any other person or to any property, occurring on the premises or any part thereof, and Lessee agrees to hold Lessor harmless from any claims for damages, no matter how caused.

                                                INITIAL MW
                                                       ------------

10. INSURANCE. Lessee, at his/her expense, shall maintain liability insurance and workers' compensation insurance including bodily injury and property damage insuring Lessee and Lessor with minimum coverage as follows: Lessee shall provide Lessor with a Certificate of Insurance showing the Lessor as additionally insured. The Certificate shall provide 10 day written notice to the Lessor in the event of cancellation or material change of coverage.

11. LESSOR'S REMEDIES ON DEFAULT. If Lessee defaults in the payment of rent, late fees, or any addition rent, or defaults on the performance of any of the other covenants or conditions hereof, Lessor may give Lessee notice of such default and if Lessee does not cure default within 30 days, after giving of such notice (or if such other default is of such nature that it cannot be completely cured within such period, Lessee does not commence such curing within 30 days and thereafter proceed with reasonable diligence and in good faith to cure such default) then Lessor may terminate this lease on not less than 30 days notice to Lessee. On the date specified in such notice the term of this lease shall terminate, and Lessee shall remain liable for payments remaining on term of lease or until premises is leased by a new tenant which ever occurs first.

12. ATTORNEY'S FEES. In case suit should be brought for recovery of the premises, or for any sum due hereunder, or because of any act which may arise out of the possession of the premises, by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including reasonable attorney's fees.

13. OPTION TO RENEW. This lease may be renewed yearly provided the terms of that the Lessee has not defaulted on the lease during the leasing period. THE FOREGOING CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND MAY BE MODIFIED ONLY BY A WRITING SIGNED BY BOTH PARTIES.

SIGNED ON 2/25/99

POP N GO, INC.

By:    /s/ Mel Wyman                      By:  /s/ [Signature Illegible]
   -------------------------------           ----------------------------------
            Lessee                                        Lessor